AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1999

SCHEDULE 14A (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MuniHoldings Insured Fund II, Inc.
PO BOX 9011 PRINCETON, NEW JERSEY 08543-9011

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[ ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:
Notes:

1	Set forth the amount on which the filing fee is calculated and state how it was determined.

MUNIHOLDINGS INSURED FUND II, INC. PO Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

December 15, 1999

TO THE STOCKHOLDERS OF MUNIHOLDINGS INSURED FUND II, INC.:

     NOTICE IS HEREBY given that the 1999 Annual Meeting of Stockholders (the “Meeting”) of MuniHoldings Insured Fund II, Inc. (the “Fund”) will be held at the offices of Merrill Lynch Asset Management, LP, 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 15, 1999 at 8:30 a.m. for the following purposes:

(1) To elect a Board of Directors to serve for the ensuing year;
(2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and
(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on October 20, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after December 1, 1999, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

BRADLEY J. LUCIDO Secretary

Plainsboro, New Jersey Dated: October 29, 1999

PROXY STATEMENT

MUNIHOLDINGS INSURED FUND II, INC. PO Box 9011 Princeton, New Jersey 08543-9011

1999 ANNUAL MEETING OF STOCKHOLDERS December 15, 1999

INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniHoldings Insured Fund II, Inc., a Maryland corporation (the “Fund”), to be voted at the 1999 Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of Merrill Lynch Asset Management, L.P. (“MLAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 15, 1999 at 11:30 a.m. The approximate mailing date of this Proxy Statement is November 2, 1999.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund’s current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on October 20, 1999 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 10,996,667 shares of common stock, par value $.10 per share (“Common Stock”), and 4,200 shares of auction market preferred stock, par value $.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (“AMPS”). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

   At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1) All such proxies of the holders of shares of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

(2) All such proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, will be voted in favor of the five (5) persons designated as Directors to be elected by holders of Common Stock and AMPS.

The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

       Certain information concerning the nominees and the continuing Directors is set forth as follows:

To Be Elected By Holders of AMPS, Voting Separately as a Class:

				Shares Beneficially Owned At The Record Date
Name and Address of Nominee	Age	Principal Occupation During Past Five Years and Public Directorships (1)	Director Since	Common Stock	AMPS

Walter Mintz(1)(2) 1114 Avenue of the Americas New York, New York 10036	70	Special Limited Partner of Cumberland Associates (investment partnership) since 1982.	1999	-0-	-0-
Melvin R. Seiden(1)(2) 780 Third Avenue Suite 2502 New York, New York 10017	68	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	1999	-0-	-0-

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To Be Elected By Holders of Common Stock and AMPS, Voting Together as a Single Class:
Shares Beneficially Owned At The Record Date
Name and Address of Nominee	Age	Principal Occupation During Past Five Years and Public Directorships (1)	Director Since	Common Stock	AMPS
Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	59	Executive Vice President of MLAM and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, LP since 1988.	1999	-0-	-0-
Joe Grills(1)(2) PO Box 98 Rapidan, Virginia 22733	64	Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute since 1997; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since	1999	-0-	-0-

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Shares Beneficially Owned At The Record Date
Name and Address of Nominee	Age	Principal Occupation During Past Five Years and Public Directorships (1)	Director Since	Common Stock	AMPS
Joe Grills, con’t	1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998.	1999	-0-	-0-
Robert S. Salomon, Jr.(1)(2) 106 Dolphin Cove Quay Stamford, Connecticut 06902	62	Principal of STI Management(investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Monthly columnist with the Forbes Magazine since 1992; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 until 1991; Trustee, The Common Fund since 1980.	1999	-0-	-0-
Stephen B. Swensrud(1)(2) 24 Federal Street Suite 400 Boston, Massachusetts 02110	66	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman, Department of Manufacturing, RPP Corporation since 1999; Director, Department of Telecommunications; International Mobile Communications, Inc. since 1999.	1999	-0-	-0-
Arthur Zeikel(1)* 300 Woodland Avenue Westfield, New Jersey 07090	67	Chairman of FAM and MLAM from 1997 to 1999; President of FAM and MLAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999	1999	-0-	-0-

4

Arthur Zeikel, cont’d	and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

————

(1)	Each of the nominees and continuing directors is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM or MLAM acts as investment adviser. See “Compensation of Directors” below.
(2)	Member of the Audit Committee of the Board of Directors.
*	Interested person, as defined in the Investment Company Act of 1940 (the “Investment Company Act”), of the Fund.

   Committee and Board of Directors’ Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

    During the fiscal year ended September 30, 1999, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during such period.

  Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers and directors and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, except as noted below, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that Arthur Zeikel, Robert S. Salomon, Jr., Joe Grills, Walter Mintz, Stephen B. Swensrud and Melvin R. Seiden inadvertently made late Form 3 filings reporting their election as Directors of the Fund and Debra Landsman-Yaros inadvertently made a late Form 3 filing reporting her election as Senior Vice President of FAM, which reports indicated that they owned no shares of the Fund.

     Interested Persons. The Fund considers Mr. Zeikel and Mr. Glenn to be “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions each holds or has held with FAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

    Compensation of Directors. FAM, the Fund’s investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a “non-interested Director”) a fee of $1,500 per year plus $250 per meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-interested Directors, a fee of $1,500 per year plus $250 per meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $20,214 for the fiscal year ended September 30, 1999.

5

     The following table sets forth for the fiscal year ended September 30, 1999 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1998, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM (“FAM/MLAM Advised Funds”), to the non-interested Directors.

Name of Director	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation From Fund and FAM/MLAM Advised Funds Paid to Directors
Joe Grills(1)	$4,250	None	$198,333
Walter Mintz(1)	$4,250	None	$178,583
Robert S. Salomon, Jr.(1)	$4,250	None	$178,583
Melvin R. Seiden(1)	$4,250	None	$178,583
Stephen B. Swensrud(1)	$4,250	None	$195,583

(1)	The Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Grills (24 registered investment companies consisting of 56 portfolios); Mr. Mintz (22 registered investment companies consisting of 43 portfolios); Mr. Salomon (22 registered investment companies consisting of 43 portfolios); Mr. Seiden (22 registered investment companies consisting of 43 portfolios); Mr. Swensrud (25 registered investment companies consisting of 58 portfolios).
Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following sets forth information concerning each of these officers:

Name and Principal Occupation	Office	Age	Officer Since
Terry K. Glenn	President	59	1999*
Executive Vice President of FAM and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, LP since 1988.
Vincent R. Giordano	Senior Vice President	55	1999
Senior Vice President of FAM and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

6

Name and Principal Occupation	Office	Age	Officer Since
Kenneth A. Jacob	Vice President	48	1999
First Vice President of MLAM since 1997; Vice President of FAM and MLAM from 1984 to 1997; Vice President of FAM since 1984.
Robert A. DiMella	Vice President	33	1999
Vice President of MLAM since 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisers from 1991 to 1993.
Donald C. Burke	Vice President and Treasurer	39	1999
Senior Vice President and Treasurer of FAM and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

Bradley J. Lucido	Secretary	33	1999
Vice President of MLAM since 1999; attorney with MLAM since 1995; attorney in private practice from 1991 to 1995.

   Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP (“E&Y”), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

    E&Y also acts as independent auditors for other investment companies for which FAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for such other entities in its evaluation of the independence of E&Y with respect to the Fund.

Representatives of E&Y are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

7

ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund’s securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500, plus out-of-pocket expenses.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees and “FOR” the ratification of the independent auditors.

With respect to Item 1. “Election of Directors,” holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a plurality of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote: (ii) election of the remaining Directors will require a plurality of the votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

With respect to Item 2. “Ratification of the Selection of Independent Auditors,” assuming a quorum is present, approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and the AMPS represented present in person or by proxy at the Meeting and entitled to vote, voting together as a single class.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S’”), holding Fund shares in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions have been received in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

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Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended September 30, 1999 to any stockholder upon request. Such requests should be directed to MuniHoldings Insured Fund II, Inc., PO Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J. Lucido, Secretary, or to 1-800-456-4587 ext. 123.

Stockholder Proposals

     If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by June 30, 2000.

By Order of the Board of Directors

BRADLEY J. LUCIDO Secretary

Dated: October 29, 1999

9

MUNIHOLDINGS INSURED FUND II, INC. PO Box 9011 Princeton, New Jersey 08543-9011 PROXY	COMMON STOCK

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1 and 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes: [ ] or [X] in blue or black ink.
1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below)[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Joe Grills, Robert S. Salomon, Jr., Stephen B. Swensrud and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________________, 1999
X ________________________________________
Signature
X ________________________________________
Signature, if held jointly

Sign, Date and Return Proxy Card Promptly Using the Enclosed Envelope.

MUNIHOLDINGS INSURED FUND II, INC. PO Box 9011 Princeton, New Jersey 08543-9011 PROXY	AUCTION MARKET PREFERRED STOCK

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1 and 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes: [ ] or [X] in blue or black ink.
1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below)[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden, Stephen B. Swensrud and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________________, 1999
X ________________________________________
Signature
X ________________________________________
Signature, if held jointly

Sign, Date and Return Proxy Card Promptly Using the Enclosed Envelope.